PIMCO Global Multi-Asset Fund

SUMMARY PROSPECTUS

July 31, 2013 (as supplemented November 18, 2013)

Share Class:	Inst	P	Admin	D	A	C	R
Ticker:	PGAIX	PGAPX	PGAAX	PGMDX	PGMAX	PGMCX	PGMRX

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to pimcoteam@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated July 31, 2013, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 77 of the Fund's prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Management Fees	0.95%	1.05%	0.95%	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	0.25%	1.00%	0.50%
Other Expenses[1]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Acquired Fund Fees and Expenses	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses[2],3	1.53%	1.63%	1.78%	2.13%	2.13%	2.88%	2.38%
Fee Waiver and/or Expense Reimbursement[4],5	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[6]	1.03%	1.13%	1.28%	1.63%	1.63%	2.38%	1.88%
[1]

"Other Expenses" reflect interest expense. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]

Total Annual Fund Operating Expenses excluding interest expense is 1.51%, 1.61%,  1.76%, 2.11%, 2.11%, 2.86% and 2.36% for Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

[3]

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[4]

PIMCO has contractually agreed to waive the Fund's advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Fund II Ltd. (the "Subsidiary") to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO's contract with the Subsidiary is in place.

[5]

PIMCO has contractually agreed, through July 31, 2014, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund's Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days' notice prior to the end of the contract term.

[6]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense is 1.01%, 1.11%, 1.26%, 1.61%, 1.61%, 2.36% and 1.86% for Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class, Class D, Class A, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$105	$328	$569	$1,259
Class P	$115	$359	$622	$1,375
Administrative Class	$130	$406	$702	$1,545
Class D	$166	$514	$887	$1,933
Class A	$707	$1,036	$1,388	$2,376
Class C	$341	$742	$1,270	$2,716
Class R	$191	$591	$1,016	$2,201

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$105	$328	$569	$1,259
Class P	$115	$359	$622	$1,375
Administrative Class	$130	$406	$702	$1,545
Class D	$166	$514	$887	$1,933
Class A	$707	$1,036	$1,388	$2,376
Class C	$241	$742	$1,270	$2,716
Class R	$191	$591	$1,016	$2,201

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 223% of the average value of its portfolio.

Principal Investment Strategies

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. Pacific Investment Management Company LLC ("PIMCO") uses a three-step approach in seeking to achieve the Fund's investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds ("Underlying PIMCO Funds"), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, "Acquired Funds").

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), Fixed Income Instruments, equity securities, forwards and derivatives. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any of the Underlying PIMCO Funds (except the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®). The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities ("junk bonds"). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund's assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends, data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund's target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund's assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund's exposure to certain severe, unanticipated market events that could significantly detract from returns.

Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and/or the Underlying PIMCO Funds' prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Allocation Risk: the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated

Acquired Fund Risk: the risk that a Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Distressed Company Risk: the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers' continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Real Estate Risk: the risk that a Fund's investments in Real Estate Investment Trusts ("REITs") or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund's investments in REITs or real estate-linked derivative instruments subject it to management and tax risks

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund's investments in smaller companies subject it to greater levels of credit, market and issuer risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is "qualifying income" under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund's taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of two broad-based securities market indices and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of the Administrative Class shares (October 14, 2011), performance information shown in the table for Administrative Class shares is based on the performance of the Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges.  The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Effective March 8, 2013, the Fund's secondary index is the 1 Month USD LIBOR (London Interbank Offered Rate) Index +5%. The 1 Month USD LIBOR Index +5% benchmark is created by adding 5% to the annual return of 1 Month USD LIBOR Index. The 1 Month USD LIBOR Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England's Eurodollar market. The Fund's new secondary index was selected as its use is more closely aligned with the Fund's investment philosophy and investment objective. Prior to March 8, 2013, the Fund's secondary benchmark was the 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2013 is -8.19%. For the periods shown in the bar chart, the highest quarterly return was 11.48% in the Q3 2009, and the lowest quarterly return was -7.66% in the Q3 2011.

Average Annual Total Returns (for periods ended 12/31/12)

	1 Year	Since Inception (10/29/2008)
Institutional Class Return Before Taxes	9.60%	9.50%
Institutional Class Return After Taxes on Distributions(1)	8.71%	7.44%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	6.40%	7.00%
Class P Return Before Taxes	9.41%	9.39%
Administrative Class Return Before Taxes	9.27%	9.16%
Class D Return Before Taxes	8.91%	8.86%
Class A Return Before Taxes	2.94%	7.88%
Class C Return Before Taxes	7.10%	8.08%
Class R Return Before Taxes	8.68%	8.59%
MSCI World Index (reflects no deductions for fees, expenses or taxes)	15.83%	11.73%
1 Month USD LIBOR Index +5% (reflects no deductions for fees, expenses or taxes)	5.24%	5.36%
60% MSCI World Index/40% Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	11.29%	10.47%

Lipper Global Flexible Portfolio Funds Average (reflects no deductions for taxes)	10.63%	10.15%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is jointly managed by Mohamed EI-Erian, Saumil Parikh, Vineer Bhansali and Curtis Mewbourne. All are Managing Directors of PIMCO. Dr. El-Erian and Mr. Parikh are members of PIMCO's Investment Committee. Dr. El-Erian is also the Chief Executive Officer and Co-Chief Investment Officer of PIMCO. Dr. El-Erian, Mr. Mewbourne and Dr. Bhansali have managed the Fund since its inception in October 2008. Mr. Parikh has managed the Fund since October 2012. Dr. El-Erian is responsible for strategic portfolio oversight. Mr. Parikh is responsible for overall portfolio construction. Mr. Mewbourne focuses on developing alpha strategies, and Dr. Bhansali focuses on developing risk management strategies.

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, Class P, Administrative Class and Class D

The minimum initial investment for Institutional Class, Class P or Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

The minimum initial investment for Class D shares of the Fund is $1,000, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Institutional Class, Class P, Administrative Class and Class D shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application Form, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to pimcoteam@bfdsmidwest.com

Class A, Class C and Class R

The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or overnight mail to PIMCO Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021-2809.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions paid by the Fund that are properly designated as "exempt interest dividends" normally will be exempt from federal income taxes, but may not be exempt from the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

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